UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 7, 2017

AUTHENTIDATE HOLDING CORP.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2225 Centennial Drive

Gainesville, GA 30504

(Address and zip code of principal executive offices)

1-(888) 661-0225
(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           As previously reported, Richard G. Hersperger, the former Chief Executive Officer of Authentidate Holding Corp. (the “Company”) and a member of the board of directors, was terminated as CEO in August 2016. At the time of his termination, Mr. Hersperger demanded severance and other remuneration, which was rejected by the Company as without legal basis. He continued to serve on the board of directors and the Company believes he used this position to further his personal agenda.

On August 25, 2017, the Company commenced litigation against Mr. Hersperger to recover 38,321 shares of Common Stock issued to Mr. Hersperger and obtain declaratory relief confirming the termination of all further obligations to him. The complaint also seeks damages based on common law fraud and breach of fiduciary duty.

On September 7, 2017, 14 days after the commencement of the Company’s lawsuit against Mr. Hersperger, Mr. Hersperger resigned from the board of directors effective immediately. Through emails from him and his attorney, Mr. Hersperger informed the Company of his decision to resign, and his intention to commence litigation against the Company. These e-mails are attached as Exhibit 17.1 to this Current Report on Form 8-K. Subsequently, Mr. Hersperger emailed a purported “draft letter” of resignation that was replaced by a final letter dated September 12, 2017, which is attached as Exhibit 17.2 to this Current Report on Form 8-K.

In his resignation letter, Mr. Hersperger made statements expressing disagreements with the Company on matters relating to its operations, policies or practices. Specifically, he stated he had concerns arising from an alleged lack of transparency and other allegations relating to the standard of care exercised by the board. The letter also purports to describe certain events supporting his claims. The Company strongly disagrees with the assertions made by Mr. Hersperger and continues to believe his statements were primarily designed to motivate the Company to grant him severance.

The Company further believes that Mr. Hersperger’s letter contains untrue and defamatory statements about the Company, its officers and directors, and its counsel, and that Mr. Hersperger is simply trying to advance his litigation position. The Company contends that the proper forum to resolve the dispute between Mr. Hersperger and the Company is the Superior Court in Georgia where the action is pending, and not through the Company’s Exchange Act filings. Accordingly, the Company will not submit a detailed refutation of his allegations in this report.

In accordance with the requirements of Item 5.02 of Form 8-K, the Company has provided Mr. Hersperger with a copy of the disclosures contained in this Current Report on Form 8-K no later than the day of filing this Form 8-K with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are attached to this Form 8-K:

Exhibit No.	Description
17.1	Emails dated September 7, 2017
17.2*	Letter of Resignation of Richard Hersperger.

* Confidential treatment has been requested with respect to portions of this document pursuant to Rule 24b-2 of the Securities Exchange Act. The redacted portions of this document were filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ Paul S. Suda
Name: Paul S. Suda
Title: General Counsel
Date: September 13, 2017

EXHIBIT INDEX

Exhibit Number	Description
17.1	Emails dated September 7, 2017
17.2*	Letter of Resignation of Richard Hersperger

* Confidential treatment has been requested with respect to portions of this document pursuant to Rule 24b-2 of the Securities Exchange Act. The redacted portions of this document were filed separately with the Securities and Exchange Commission.

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